As filed with the Securities and Exchange Commission on June 4, 1999.
                                                           Registration No. 333-

                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004
                           --------------------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                           --------------------------

                      DELPHI AUTOMOTIVE SYSTEMS CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       DELAWARE                                          38-3430473
-------------------------------                    -------------------
(State or other jurisdiction of                     (I.R.S. Employer
 incorporation or organization)                    Identification No.)

         5725 Delphi Drive
         Troy, Michigan 48098                            48098
--------------------------------------------           ----------
(Address of Principal Executive Offices)               (Zip Code)

                            DELPHI AUTOMOTIVE SYSTEMS
                              STOCK INCENTIVE PLAN
                      ------------------------------------
                            (Full title of the plan)

            ALAN S. DAWES, CHIEF FINANCIAL OFFICER AND VICE PRESIDENT
                      Delphi Automotive Systems Corporation
                     5725 Delphi Drive, Troy Michigan 48098
            --------------------------------------------------------
                     (Name and address of agent for service)

                                 (248) 813-2000
                      -------------------------------------
                     (Telephone number, including area code)

                         CALCULATION OF REGISTRATION FEE

===============================================================================
                                          PROPOSED     PROPOSED
                                           MAXIMUM      MAXIMUM
                             AMOUNT       OFFERING     AGGREGATE     AMOUNT OF
TITLE OF SECURITIES          TO BE        PRICE PER    OFFERING    REGISTRATION
  TO BE REGISTERED         REGISTERED(1)   SHARE(2)     PRICE(2)        FEE
------------------------ --------------  ---------  -----------    ------------

Common Stock,
   $0.01 par value       8,000,000 shares   $12.32    $98,570,829   $27,402.69

===============================================================================

 (1)Pursuant to Rule 416(a), this registration statement also registers such indeterminate number of additional shares as may become issuable under the plan in connection with stock splits, stock dividends or similar transactions.

 (2)Estimated solely for the purpose of determining the registration fee. The price and fee are determined based upon the price at which outstanding but unexercised options may be exercised.

                      REGISTRATION OF ADDITIONAL SECURITIES

          INCORPORATION OF EARLIER REGISTRATION STATEMENT BY REFERENCE

              Delphi Automotive Systems Corporation ("Delphi") and the Delphi Automotive Systems Stock Incentive Plan (the "Plan") hereby incorporate by reference into this registration statement the contents of the Registration Statement on Form S-8 filed on behalf of Delphi and the Plan on February 5, 1999 (File No. 333-71899).

                                   SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Troy, State of Michigan, as of June 1, 1999.


                                         DELPHI AUTOMOTIVE SYSTEMS CORPORATION
                                         -------------------------------------
                                                     (Registrant)

                                    By:     /s/ J.T. Battenberg III
                                           ----------------------------
                                          (J.T. Battenberg III, Chairman
                                         of the Board of Directors, Chief
                                         Executive Officer and President)

              Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed as of June 1, 1999 by the following persons in the capacities indicated.

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints J.T. Battenberg III and Alan S. Dawes, and each of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in his name, place and stead, in any and all capacities, in connection with the Registrant's Registration Statement on Form S-8 under the Securities Act of 1933, as amended, including, without limiting the generality of the foregoing, to sign the Registration Statement, including any and all stickers and post-effective amendments to the Registration Statement, and to sign any and all additional registration statements relating to the same offering of securities as the Registration Statement that are filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

                             SIGNATURES (concluded)

           Signature                                                      Title
           ---------                                                      ------


/s/ J.T. Battenberg III                                   Chairman of the Board, Chief Executive
------------------------------------                             Officer and President
(J.T. Battenberg III)                                        (Principal Executive Officer)

/s/ Alan S. Dawes                                                Chief Financial Officer
------------------------------------                               and Vice President
(Alan S. Dawes)                                              (Principal Financial Officer)

/s/ Paul R. Free                                          Chief Accounting Officer and Controller
------------------------------------                         (Principal Accounting Officer)
(Paul R. Free)

/s/ Thomas H. Wyman                                                         Director
------------------------------------
(Thomas H. Wyman)

/s/ Virgis W. Colbert                                                       Director
------------------------------------
(Virgis W. Colbert)

/s/ Shoichiro Irimajiri                                                     Director
------------------------------------
(Shoichiro Irimajiri)

/s/ Susan A. McLaughlin                                                     Director
------------------------------------
(Susan A. McLaughlin)

/s/ Oscar De Paula Bernardes Neto                                           Director
------------------------------------
(Oscar De Paula Bernardes Neto)

/s/ John D. Opie                                                            Director
------------------------------------
(John D. Opie)

/s/ Roger S. Penske                                                         Director
------------------------------------
(Roger S. Penske)

                                INDEX TO EXHIBITS

Exhibit Number                                                                       Page No.
--------------                                                                       --------

4.1      Amended and Restated Certificate of Incorporation of the
         Corporation incorporated by reference from Exhibit 3.1 to the
         Corporation's Registration Statement on Form S-1, Registration No.
         333-67333..............................................................       n/a

4.2      By-Laws of the Corporation incorporated by reference from Exhibit 3.2 to the Corporation's Registration Statement on Form S-1, Registration
         No. 333-67333..........................................................       n/a

5        Opinion and consent of Drinker Biddle & Reath LLP, in respect of the
         legality of the securities to be registered hereunder..................         6

23.1     Consent of Independent Auditors - Deloitte & Touche LLP................         7

23.2     Consent of Drinker Biddle & Reath Legal LLP included in Exhibit 5
         above..................................................................       n/a

24       Power of Attorney (included on page 3).................................       n/a



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